MEMBERS Life Insurance Company
Power of Attorney
Paul D. Barbato
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Paul D. Barbato, Director of MEMBERS Life
Insurance Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/
or applicable state law and regulation, in connection with:
MEMBERS Horizon Variable Separate Account
1940 Act File No. 811-23092

Product Name	1933 Act File Number
MEMBERS Horizon Variable Annuity	333-207276
TruStage Horizon II Annuity	333-226804
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
MEMBERS Zone Annuity	333-276341
MEMBERS Horizon Variable Annuity	333-276342
TruStage Horizon II Annuity	333-264135
TruStage ZoneChoice Annuity	333-271753
TruStage Zone Income Annuity	333-276157
TruStage ZoneChoice Advantage Annuity	333-283638
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Paul D. Barbato
_________________________________
Paul D. Barbato
MEMBERS Life Insurance Company
Power of Attorney
William A. Karls
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, William A. Karls, Director of MEMBERS
Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/
or applicable state law and regulation, in connection with:
MEMBERS Horizon Variable Separate Account
1940 Act File No. 811-23092

Product Name	1933 Act File Number
MEMBERS Horizon Variable Annuity	333-207276
TruStage Horizon II Annuity	333-226804
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
MEMBERS Zone Annuity	333-276341
MEMBERS Horizon Variable Annuity	333-276342
TruStage Horizon II Annuity	333-264135
TruStage ZoneChoice Annuity	333-271753
TruStage Zone Income Annuity	333-276157
TruStage ZoneChoice Advantage Annuity	333-283638
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/William A. Karls
_________________________________
William A. Karls
MEMBERS Life Insurance Company
Power of Attorney
Brian J. Borakove
Treasurer
KNOW ALL PERSONS BY THESE PRESENT, that I, Brian J. Borakove, Director of MEMBERS
Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/
or applicable state law and regulation, in connection with:
MEMBERS Horizon Variable Separate Account
1940 Act File No. 811-23092

Product Name	1933 Act File Number
MEMBERS Horizon Variable Annuity	333-207276
TruStage Horizon II Annuity	333-226804
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
MEMBERS Zone Annuity	333-276341
MEMBERS Horizon Variable Annuity	333-276342
TruStage Horizon II Annuity	333-264135
TruStage ZoneChoice Annuity	333-271753
TruStage Zone Income Annuity	333-276157
TruStage ZoneChoice Advantage Annuity	333-283638
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Brian J. Borakove
_________________________________
Brian J. Borakove
MEMBERS Life Insurance Company
Power of Attorney
Jennifer M. Kraus-Florin
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Jennifer M. Kraus-Florin, Director of MEMBERS
Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the
“1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
MEMBERS Horizon Variable Separate Account
1940 Act File No. 811-23092

Product Name	1933 Act File Number
MEMBERS Horizon Variable Annuity	333-207276
TruStage Horizon II Annuity	333-226804
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
MEMBERS Zone Annuity	333-276341
MEMBERS Horizon Variable Annuity	333-276342
TruStage Horizon II Annuity	333-264135
TruStage ZoneChoice Annuity	333-271753
TruStage Zone Income Annuity	333-276157
TruStage ZoneChoice Advantage Annuity	333-283638
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as
I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Jennifer M. Kraus-Florin
_________________________________
Jennifer M. Kraus-Florin
MEMBERS Life Insurance Company
Power of Attorney
Abigail R. Rodriguez
Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Abigail R. Rodriguez, Director of MEMBERS
Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Britney Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the
“1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:
MEMBERS Horizon Variable Separate Account
1940 Act File No. 811-23092

Product Name	1933 Act File Number
MEMBERS Horizon Variable Annuity	333-207276
TruStage Horizon II Annuity	333-226804
MEMBERS Life Insurance Company
1933 Act File Nos.

Product Name	1933 Act File Number (New N-4)
MEMBERS Zone Annuity	333-276341
MEMBERS Horizon Variable Annuity	333-276342
TruStage Horizon II Annuity	333-264135
TruStage ZoneChoice Annuity	333-271753
TruStage Zone Income Annuity	333-276157
TruStage ZoneChoice Advantage Annuity	333-283638
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as
I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Abigail R. Rodriguez
_________________________________
Abigail R. Rodriguez
MEMBERS Life Insurance Company
Power of Attorney
Tammy L. Schultz
President/Director
KNOW ALL PERSONS BY THESE PRESENT, that I, Tammy L. Schultz, President and Director of
MEMBERS Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Britney
Schnathorst, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of
1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”)
and/or applicable state law and regulation, in connection with:
MEMBERS Horizon Variable Separate Account
1940 Act File No. 811-23092

Product Name	1933 Act File Number
MEMBERS Horizon Variable Annuity	333-207276
TruStage Horizon II Annuity	333-226804
MEMBERS Life Insurance Company
1933 Act File Numbers

Product Name	1933 Act File Number (New N-4)
MEMBERS Zone Annuity	333-276341
MEMBERS Horizon Variable Annuity	333-276342
TruStage Horizon II Annuity	333-264135
TruStage ZoneChoice Annuity	333-271753
TruStage Zone Income Annuity	333-276157
TruStage ZoneChoice Advantage Annuity	333-283638
and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as
I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder with or without the others.
IN WITNESS WHEREOF, this 10 day of April, 2025.
/s/Tammy L. Schultz
_________________________________
Tammy L. Schultz